Exhibit 99.1
Accretive Health Reports First Quarter 2016 Results

CHICAGO - May 10, 2016 - Accretive Health, Inc. (OTC Pink: ACHI), a leading provider of revenue cycle services and physician advisory services to healthcare providers, today announced results for the quarter ended March 31, 2016.
First Quarter 2016 Results:

•	GAAP net services revenue of $352.2 million, compared to $11.0 million for the first quarter of 2015

•	GAAP net income of $167.4 million, compared to a net loss of $30.4 million for the first quarter of 2015

•	Gross cash generated from customer contracting activities of $40.9 million, compared to $54.9 million for the first quarter of 2015

•	Net cash generated from customer contracting activities of negative $12.6 million, compared to $2.3 million for the first quarter of 2015
Emad Rizk, M.D., Chief Executive Officer of Accretive Health, commented, “After closing the transaction with Ascension and TowerBrook Capital Partners in the first quarter, we have now begun the transition and onboarding process to the new Ascension contract. We remain focused on executing on our strategic priorities in 2016.”
Chris Ricaurte, Chief Financial Officer and Treasurer, added, “2016 is a pivotal year for Accretive Health. My experience from the operations team affords me a deep understanding of the business and I plan to leverage that, along with my financial background to partner with the business team to execute on our value proposition.”
The Company currently serves 77 hospitals with collective net patient revenue (NPR) of $16.5 billion. NPR represents net revenue collected annually by the Company’s customers for patient services and is not a measure of the revenue the Company recognizes.
Conference Call and Webcast Details
Accretive Health’s management team will host a conference call today at 4:30 p.m. Eastern Time to discuss the results and business outlook. To participate, please dial 877-880-5884 (631-601-2894 outside the U.S. and Canada) using conference code number 98387700. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s web site at www.accretivehealth.com.
Accompanying slides will be posted to the Investor Relations section of Accretive Health’s web site at www.accretivehealth.com.

Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this press release. These include gross and net cash generated from customer contracting activities and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees.
Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings.
Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation expense, and certain non-recurring items including restatement-related expense, reorganization-related expense and certain other items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance.
Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities and customer liabilities - related party balance in the condensed consolidated balance sheets available in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016.
Table 4 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and Table 5 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Safe Harbor
This press release contains forward-looking statements, and in particular, any statements about future growth, plans and performance are forward-looking statements. All forward-looking statements contained in this press release involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.

All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.
About Accretive Health
Accretive Health is a leading provider of revenue cycle services and physician advisory services to healthcare providers. Accretive Health’s mission is to help healthcare providers strengthen their financial stability so they can deliver better care at a more affordable cost to the communities they serve, increasing healthcare access for all. Accretive Health’s distinctive operating model includes people, processes, and sophisticated integrated technology/analytics that help customers realize sustainable improvements in their operating margins and improve the satisfaction of their patients, physicians, and staff. Accretive Health’s customers typically are multi-hospital systems, including faith-based or community healthcare systems, academic medical centers and independent ambulatory clinics, and their affiliated physician practice groups.
Contact:
Accretive Health, Inc.
Investor Relations:
Atif Rahim
312.324.5476
investorrelations@accretivehealth.com

Media Relations:
Michael Chernoff
312.496.7606
marketing@accretivehealth.com

Table 1
Accretive Health, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	March 31, 2016	December 31, 2015
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$280,997	$103,497
Short-term investments	1,023	1,023
Accounts receivable, net	8,912	10,194
Prepaid income taxes	559	1,102
Other current assets	13,718	10,924
Total current assets	305,209	126,740
Property, equipment and software, net	27,023	27,217
Non-current deferred tax assets	188,023	300,825
Restricted cash equivalents	1,500	1,500
Other assets	4,004	4,007
Total assets	$525,759	$460,289
Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$2,068	$5,306
Current portion of customer liabilities	169,832	202,516
Current portion of customer liabilities - related party	149,127	—
Accrued compensation and benefits	16,735	9,062
Other accrued expenses	17,674	15,743
Total current liabilities	355,436	232,627
Non-current portion of customer liabilities	22,835	432,477
Other non-current liabilities	9,689	8,498
Total liabilities	387,960	673,602

8.00% Series A convertible preferred stock: par value $0.01 per share, 200,000 shares issued and outstanding as of March 31, 2016; no shares authorized or issued as of December 31, 2015 (aggregate liquidation value of $201,978 as of March 31, 2016)	159,207	—
Stockholders' equity (deficit):
Common stock, $0.01 par value, 500,000,000 shares authorized,116,370,224 shares issued and 110,595,358 shares outstanding at March 31, 2016; 113,259,408 shares issued and 107,715,436 shares outstanding at December 31, 2015	1,164	1,133
Additional paid-in capital	347,252	322,492
Accumulated deficit	(314,370)	(481,773)
Accumulative other comprehensive loss	(2,428)	(2,488)
Treasury stock	(53,026)	(52,677)
Total stockholders’ equity (deficit)	(21,408)	(213,313)
Total liabilities and stockholders’ equity (deficit)	$525,759	$460,289

Table 2
Accretive Health, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
	(Unaudited)
Net services revenue ($343.4 million and $0 from related party, respectively)	$352,193	$10,971
Operating expenses:
Costs of services	45,130	42,196
Selling, general and administrative	17,536	17,362
Other	10,806	1,275
Total operating expenses	73,472	60,833
Income (loss) from operations	278,721	(49,862)
Net interest income	84	5
Income (loss) before income tax provision	278,805	(49,857)
Income tax provision (benefit)	111,402	(19,412)
Net income (loss)	$167,403	$(30,445)

Net income (loss) per common share:
Basic	$0.85	$(0.32)
Diluted	$0.85	$(0.32)
Weighted average shares used in calculating net income (loss) per common share:
Basic	98,289,802	95,889,146
Diluted	99,232,974	95,889,146
Consolidated statements of comprehensive income (loss):
Net income (loss)	167,403	(30,445)
Other comprehensive income (loss):
Foreign currency translation adjustments	60	(52)
Comprehensive income (loss)	$167,463	$(30,497)

Reconciliation of net income (loss) to income (loss) available to common shareholders:
Basic:
Net income (loss)	$167,403	$(30,445)
Less dividends on preferred shares	(50,298)	—
Less income allocated to preferred shareholders	(33,071)	—
Net income available to common shareholders - basic	$84,034	$(30,445)
Diluted:
Net income (loss)	167,403	(30,445)
Less dividends on preferred shares	(50,298)	—
Less income allocated to preferred shareholders	(32,845)	—
Net income available to common shareholders - diluted	$84,260	$(30,445)

Table 3
Accretive Health, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended March 31,
	2016	2015
	(Unaudited)
Operating activities:
Net income (loss)	$167,403	$(30,445)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	2,271	1,717
Share-based compensation	6,799	4,975
Provision/(Recoveries) for doubtful receivables	(17)	9
Deferred income taxes	112,772	(19,804)
Excess tax benefits from share-based awards	—	—
Changes in operating assets and liabilities:
Accounts receivable	1,298	(102)
Prepaid income taxes	514	212
Other assets	(4,266)	405
Accounts payable	(3,237)	(6,323)
Accrued compensation and benefits	7,674	891
Other liabilities	3,111	(6,355)
Customer liabilities and customer liabilities - related party	(293,199)	40,579
Net cash provided by (used in) operating activities	1,123	(14,241)
Investing activities:
Purchases of property, equipment and software	(2,075)	(3,402)
Net cash used in investing activities	(2,075)	(3,402)
Financing activities:
Series A convertible preferred stock and warrant issuance, net of issuance costs	178,669	—
Exercise of vested options	77	—
Restricted cash released from letter of credit	—	5,000
Excess tax benefit from share-based awards	—	—
Purchase of treasury stock	(349)	(474)
Net cash provided by financing activities	178,397	4,526
Effect of exchange rate changes on cash	55	(47)
Net increase (decrease) in cash and cash equivalents	177,500	(13,164)
Cash and cash equivalents at beginning of period	103,497	145,167
Cash and cash equivalents at end of period	$280,997	$132,003

Supplemental disclosure of non-cash financing activities
Stock dividend payable to Preferred Stockholders	$(1,978)	$—

Table 4
Accretive Health, Inc.
Reconciliation of GAAP Revenue to Non-GAAP Gross Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended March 31,		2016 vs. 2015 Change
	2016	2015	Amount	%
Consolidated Statement of Operations Data:
RCM services: net operating fees	$248,701	$3,610	$245,091	fav.
RCM services: incentive fees	97,999	1,900	96,099	fav.
RCM services: other	2,401	1,134	1,267	fav.
Other service fees	3,092	4,327	(1,235)	(28.5)%
Total net services revenue	352,193	10,971	341,222	fav.
Change in deferred customer billings	(311,339)	43,927	(355,266)	fav.
Gross cash generated from customer contracting activities	$40,854	$54,898	$(14,044)	(25.6)%

Components of Gross Cash Generated from Customer Contracting Activities:
RCM services: net operating fees	$24,804	$30,189	$(5,385)	(17.8)%
RCM services: incentive fees	8,867	18,131	(9,264)	(51.1)%
RCM services: other	4,092	2,251	1,841	81.8%
Total RCM service fees	37,763	50,571	$(12,808)	(25.3)%
Other service fees	3,091	4,327	(1,236)	(28.6)%
Gross cash generated from customer contracting activities	$40,854	$54,898	$(14,044)	(25.6)%

fav. - Favorable
unfav. - Unfavorable

Table 5
Accretive Health, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended March 31,		2016 vs. 2015 Change
	2016	2015	Amount	%
Net income (loss)	$167,403	$(30,445)	$197,848	fav.
Net interest income	(84)	(5)	(79)	fav.
Income tax provision (benefit)	111,402	(19,412)	130,814	unfav.
Depreciation and amortization expense	2,271	1,717	554	32.3%
Share-based compensation expense	6,898	5,196	1,702	32.8%
Other	10,806	1,275	9,531	unfav.
Adjusted EBITDA	298,696	(41,674)	340,370	fav.
Change in deferred customer billings	(311,339)	43,927	(355,266)	fav.
Net cash generated from customer contracting activities	$(12,643)	$2,253	$(14,896)	unfav.

fav. - Favorable
unfav. - Unfavorable

Table 6
Accretive Health, Inc.
Share-Based Compensation Expense allocation Details
(In thousands)

	Three Months Ended
	March 31,
	2016	2015
Cost of services	$2,003	$1,400
Selling, general and administrative	4,895	3,796
Total share-based compensation expense	$6,898	$5,196

Table 7
Accretive Health, Inc.
Depreciation and Amortization Expense Allocation Details
(In thousands)

	Three Months Ended
	March 31,
	2016	2015
Cost of services	$2,098	$1,482
Selling, general and administration	173	235
Total depreciation and amortization	$2,271	$1,717

Table 8
Accretive Health, Inc.
Condensed Consolidated Non-GAAP Financial Information
(In thousands)

	Three Months Ended March 31,
	2016	2015

GAAP net services revenue	$352,193	$10,971
Increase in deferred customer billings	(311,339)	43,927
Gross cash generated from customer contracting activities (non-GAAP)	40,854	54,898
Operating Expenses[1]:
Cost of services	41,029	39,314
Selling, general and administrative	12,468	13,331
Sub-total	53,497	52,645

Net cash generated from customer contracting activities (non-GAAP)	$(12,643)	$2,253

Net cash generated margin (non-GAAP)	(30.9)%	4.1%

1Excludes share-based compensation, depreciation and amortization, and restatement and other costs